UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	May 8, 2007

HNI Corporation
(Exact Name of Registrant as Specified in Charter)

Iowa	1-14225	42-0617510
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

408 East Second Street, P.O. Box 1109, Muscatine, Iowa 52761-0071
(Address of Principal Executive Offices, Including Zip Code)

Registrant's telephone number, including area code:	(563)-272-7400

NA
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2.):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Lead Director

On May 8, 2007, the Board of Directors (the "Board") of HNI Corporation (the "Corporation") re-elected Gary M. Christensen as Lead Director of the Corporation for a term of one (1) year, commencing May 8, 2007, or until his replacement is elected.  For his services as Lead Director, Mr. Christensen shall be paid an annual retainer of $7,500, which is in addition to the annual retainer paid to Mr. Christensen as compensation for being a member of the Board.  Mr. Christensen is a member of the Human Resources and Compensation Committee of the Board and has been a Director of the Corporation since 2000.

HNI Corporation 2007 Stock-Based Compensation Plan

At the Corporation's annual meeting of shareholders on May 8, 2007 (the "Annual Meeting"), the Corporation's shareholders approved the HNI Corporation 2007 Stock-Based Compensation Plan (the "Plan"). The Plan permits the Corporation to issue to its members (i.e., employees), including the Corporation's principal executive officer, principal financial officer and named executive officers, stock-based compensation awards in the form of non-statutory stock options, stock appreciation rights, restricted stock, restricted stock units, deferred stock units, performance shares, bonus stock and dividend equivalent awards. Pursuant to the Plan, the Board has reserved 5,000,000 shares of the Corporation's common stock, par value $1.00 per share, and has authority to determine the timing, size, terms and recipients of awards under the Plan.

A summary of the Plan was provided under the heading "Proposal No. 3 - Approval of the HNI Corporation 2007 Stock-Based Compensation Plan" beginning on page 15 of the Corporation's definitive proxy statement on Schedule 14A, which was filed with the Securities and Exchange Commission on March 23, 2007 (the "Proxy Statement"), and is incorporated herein by reference. The foregoing description and summary of the Plan are qualified in their entirety by reference to the full text of the Plan, a copy of which is attached as Exhibit B to the Proxy Statement.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Annual Meeting, the Corporation's shareholders approved certain amendments (the "Charter Amendment") to the Articles of Incorporation of HNI Corporation (the "Articles"). The Charter Amendment eliminates the Corporation's supermajority shareholder voting requirements and implements the voting requirements prescribed by Iowa law for all matters submitted to shareholders. The Charter Amendment became effective on May 8, 2007 when it was filed with the Secretary of State of the State of Iowa. For more information on the Charter Amendment, please refer to the Proxy Statement. A clean copy of the Articles, as amended by the Charter Amendment, is attached as Exhibit 3(i) to this Current Report on Form 8-K and incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

The following exhibit relating to Item 5.03 is filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
3(i)	Articles of Incorporation of HNI Corporation, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HNI CORPORATION

Date: May 8, 2007	By:	/s/ Jeffrey D. Lorenger
Jeffrey D. Lorenger
Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
3(i)	Articles of Incorporation of HNI Corporation, as amended.